JOHNSONFAMILY FUNDS

                   Supplement dated September 25, 2001, to the
                       Prospectus dated February 28, 2001

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus

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On July 26, 2001, the Board of Directors of the JohnsonFamily Funds approved the imposition of a 2.00% redemption fee applicable to shares of the JohnsonFamily Intermediate Fixed Income Fund, the JohnsonFamily Large Cap Value Fund and the JohnsonFamily Small Cap Value Fund. This redemption fee will apply to all shares purchased after October 10 and redeemed (sold) by the shareholders within 30 days of their purchase date. As a result of this approval, the following changes have been made to the prospectus:

1. Under the heading "Investor Expenses," the "Shareholder Fees" tables on page 5, page 9 and page 13, have been deleted and replaced with the following:

     Shareholder Fees (fees paid directly from your investment)

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     Maximum sales charge (load) imposed on purchases                     None
            (as a percentage of offering price)
     Maximum deferred sales charge (load)
            (as a percentage of net asset value)                          None
     Maximum sales charge (load) imposed on reinvested
            dividends (as a percentage of net asset value)                None
     Redemption Fee*                                                     2.00%
     Exchange Fee                                                        None

     * This fee only applies to shares sold within 30 days of their purchase date.

2. Under "Selling (Redeeming) Shares of the Funds," the following information has been inserted on page 27 immediately following the paragraph entitled "Other Redemption Policies".

     Redemption Fee

     As noted in each Fund's "Shareholder Fees" table, each Fund imposes a 2.00% redemption fee on the value of shares redeemed less than 30 days after purchase. The redemption fee will not apply to shares purchased through reinvested distributions (dividends and capital gains), shares held in retirement plans or shares redeemed through designated systematic withdrawal plans. The redemption fee is designed to discourage short-term trading and any proceeds of the fee will be credited to the assets of the appropriate Fund.


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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE



JFF-SU-03-0100